                          UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 20,
1994


                           ECHLIN INC.
- -----------------------------------------------------------------

      (Exact name of registrant as specified in its charter)


     CONNECTICUT                  1-4651          06-0330448
- -----------------------------   -----------   -------------------
 (State or other jurisdiction   (Commission   (I.R.S. Employer
       of incorporation)        File Number)  Identification No.)


100 Double Beach Road
Branford, Connecticut                            06405
- ----------------------------------------      ----------
(Address of principal executive offices)      (Zip code)


Registrant's telephone number, including area code:  203-481-5751
                                                     ------------



                             None
- -----------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

(a) On December 20, 1994, Echlin Inc. (the "Company") acquired, by way of a purchase of all of the outstanding capital stock of Preferred Technical Group International, Inc. ("PTG"), assets with a targeted net book value of $85,500,000 for a cash consideration of $190,000,000. The consideration, arrived at by way of arms length negotiation, is subject to dollar-for-dollar post closing adjustment to the extent the audited closing date net book value varies from the targeted net book value. Neither the Company nor any of the Company's affiliates have any material relationship with any of the private investors, management members or lenders from which the Company acquired PTG. The funds used in making the purchase were borrowed from Trust Company Bank of Georgia, First National Bank of Chicago, Shawmut Bank and Bank of New York.

(b) The assets of the acquired company, which include machinery and equipment, and plants in five states and Birmingham, England are used in the manufacture of coupled hose assemblies for motor vehicle brake, power steering, air conditioning and heating systems, and extruded plastic for automobile, truck and industrial applications. These businesses with aggregate annual net sales of approximately $250,000,000 will be continued by PTG as a subsidiary of the Company.


Item 7.   Financial Statements and Exhibits

(a)  Financial statements of business acquired.

     (i)  Audited consolidated financial statements of Preferred
          Technical Group International, Inc. for the twelve month period ended June 25, 1994.

(b)  Pro forma financial information.

     (i)  Combining statement of income for the fiscal year ended
          August 31, 1994.

     (ii) Combining statement of income for the three month period ended November 30, 1994.

    (iii) Combining balance sheet as at November 30, 1994.


     As it is impracticable to provide all the required statements for the acquired business at the time this report on Form 8-K is filed, the Company shall file the required financial statements for the acquired business under the cover of Form 8 as soon as practicable, but not later than 60 days after this report on Form 8-K must be filed.

(c)  Exhibits.

     Agreement for Sale of Capital Stock of Preferred Technical
     Group International, Inc. dated December 19, 1994, between
     Echlin Inc. and the stockholders of Preferred Technical
     Group International, Inc.


                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ECHLIN INC.



Date:  January 3, 1995             By:  /s/ Jon P. Leckerling
                                        Jon P. Leckerling
                                        Vice President and
                                        Secretary

                                                  EXECUTION COPY

                STOCK PURCHASE AND SALE AGREEMENT


     THIS STOCK PURCHASE AND SALE AGREEMENT (this "Agreement"), dated December 19, 1994, among Echlin Inc., a Connecticut corporation ("Buyer"), each of the Persons (as hereinafter defined) listed in Schedule A hereto (the "Bain Group"), the members of the management of Preferred Technical Group International, Inc., a Delaware corporation (the "Company"), listed in Schedule B hereto (the "Management Group"), and each of the investors listed in Schedule C hereto (the "Investor Group"). Each of the members of the Bain Group, the Management Group and the Investor Group are sometimes collectively referred to herein as the "Sellers".


                            RECITALS

     A. The members of the Bain Group collectively own 767,550 shares (after redemption of the Series I Class P Stock) of the common stock, Series I, par value $0.01 per share ("Series I Common Stock"), of the Company and 76,755 shares of the Class P common stock, Series I, par value $0.01 per share ("Series I Class P Stock") of the Company (such shares of Series I Common Stock held by the Bain Group, in each case, after redemption of the Series I Class P Stock are herein called the "Bain Shares"). The members of the Management Group collectively own 68,850 shares (after redemption of the Series I Class P Stock) of Series I Common Stock and 6,885 shares of Series I Class P Stock (such shares of Series I Common Stock held by the Management Group, in each case, after redemption of the Series I Class P Stock are herein called "Management Shares"). The members of the Investor Group, other than Jackson National Life Insurance Company ("JNL"), collectively own 48,360 shares (after redemption of the Series I Class P Stock) of Series I Common Stock and 3,060 shares of Series I Class P Stock, and JNL owns 133,000 (after redemption of the Series II Class P Stock) shares of common stock, Series II, par value $0.01 per share (the "Series II Common Stock") and 13,300 shares of Class P common stock, Series II, $0.01 par value per share (the "Series II Class P Stock")(such shares of Series I Common Stock held by the Investor Group, other than JNL, and such shares of Series II Common Stock held by JNL, in each case, after redemption of the Class P Stock are herein called "Investor Shares"). The Bain Shares, the Management Shares and the Investor Shares are herein collectively referred to as the "Shares".

     B. Certain members of the Management Group hold options and warrants ("Management Options") to purchase an aggregate of 65,500 shares of Series I Common Stock (the "Management Option Shares"), certain members of the Investor Group own warrants (the "Investor Warrants") to purchase an aggregate of 162,233 shares of Series I or Series II Common Stock, as the case may be (the "Investor Warrant Shares"), and certain other employees of the Company own options ("Employee Options," and together with the Management Options and the Investor Warrants, the "Options") to purchase an aggregate of 36,700 shares of Series I Common Stock (the "Employee Option Shares," and together with the Management Option Shares and the Investor Warrant Shares, the "Option Shares"), all of which are identified on Schedule D hereto.

     C.   Each Seller wishes to sell its and his respective
Shares to Buyer, and Buyer wishes to buy all of the Shares, all on the terms and conditions provided in this Agreement.

     THEREFORE, Buyer and each Seller hereby agree as follows:

                            ARTICLE I
                           DEFINITIONS

     1.1 Definitions. The terms defined in this Article I, whenever used in this Agreement, shall have the following meanings for all purposes of this Agreement.

     "Act" is defined in Section 5.3.

     "Affiliate" means a Person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, another specified Person; provided, however, that no member of the Management Group, Bain Group or Investor Group will be deemed an affiliate of the others.

     "Aggregate Share Purchase Price" is defined in Section 2.2.

     "Aggregate Spread" is defined in Section 2.4(a).

     "Audited Statements" are defined in Section 3.6.

     "Bain Group" is defined in the introduction to this Agreement.

     "Bain Shares" is defined in Recital A to this Agreement.

     "Bank Loans" means the loans extended in accordance with the Credit Agreement, the Note Purchase Agreement and the
Subordinated Note Purchase Agreement.

     "Banks" means the financial institutions that have extended the Bank Loans to the Company pursuant to the Credit Agreement, the Note Purchase Agreement and the Subordinated Note Purchase
Agreement.

     "Business Day" means any day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law or executive order to close.

     "Buyer" is defined in the introduction to this Agreement.

     "Buyer Indemnified Party" is defined in Section 9.2(b).

     "Claim Escrow Account" is defined in Section 2.3(b) to this Agreement.

     "Claim Escrow Agent" is defined in Section 2.3(b) to this Agreement.

     "Claim Escrow Agreement" is defined in Section 2.3(b) to this Agreement.

     "Claim Escrow Amount" is defined in Section 2.3(b) to this Agreement.

     "Class P Stock" means Series I Class P Stock and Series II
Class P Stock.

     "Closing" means the completion of the transactions specified in Article II.

     "Closing Date" is defined in Section 2.6.

     "Common Stock" means Series I Common Stock and Series II
Common Stock.

     "Common Stock Equivalent" means (i) the number of Shares, plus (ii) the number of In-the-Money Options, at the date of determination.

     "Company" is defined in the introduction to this Agreement.

     "Credit Agreement" means that certain Credit Agreement, dated as of October 15, 1992, as amended, by and between PTG and NBD Bank, N.A.

     "Employee Option Shares" is defined in Recital B to this Agreement.

     "Employee Options" is defined in Recital B to this Agreement.

     "Environmental Condition" shall have the meaning ascribed to such term in the UTA Indemnity.

     "Financial Statements" is defined in Section 3.6 to this Agreement.

     "GAAP" means generally accepted accounting principles, consistently applied.

     "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements
Act of 1976, as amended, and the rules and regulations thereunder.

     "Identified Issue" shall have the meaning ascribed to such term in the UTA Indemnity.

     "In-the-Money Options" means those Option Shares which may be purchased by an Optionholder at an Option Exercise Price at or less than the Per Share Purchase Price.

     "Indemnified Party" means the Seller Indemnified Party in the case of an indemnity claim pursuant to Section 9.2(a) or a Buyer Indemnified Party in the case of an indemnity claim pursuant to Section 9.2(b).

     "Indemnifying Party" means the Seller Indemnifying Party in the case of an indemnity claim pursuant to Section 9.2(a) or the Buyer in the case of an indemnity claim pursuant to Section
9.2(b).

     "Investor Group" is defined in the introduction to this Agreement.

     "Investor Shares" is defined in Recital A to this Agreement.

     "Investor Warrant Shares" is defined in Recital B to this Agreement.

     "Investor Warrants" is defined in Recital B to this Agreement.

     "JNL" is defined in Recital A to this Agreement.

     "Knowledge" means, and shall include, (A) in the case of any member of the Management Group, that which such Person knew or should have known in the course of, or in connection with, his employment with the Company or any Affiliate of the Company, (B) in the case of any member of the Investor Group, actual knowledge in the case of each individual in the Investor Group and, in the case of JNL, the actual knowledge of Benjamin James or Bruce Gorchow; and (C) in the case of the Bain Group, the actual knowledge of Paul B. Edgerley, Robert C. Gay and Ronald P. Mika; provided, however, as to each clause (B) and (C) above, Knowledge shall not require any investigation in connection with the transactions contemplated in this Agreement.

     "Liens" means any mortgage, lien, claim, charge, encumbrance or other security interest of any kind.

     "Losses" (or, singularly, a "Loss") means any and all losses, damages, liabilities, claims, demands, judgments, settlements, costs and expenses of any nature whatsoever (including costs, court costs and reasonable attorneys' fees) for which a Seller Indemnified Party seeks or is entitled to, from any one or more of the Sellers, indemnification for, or reimbursement of, and which arises out of or in connection with,
(i) any provision of this Agreement or any document or instrument referred to herein or executed in connection herewith, including any such indemnification or reimbursement arising under Article IX to this Agreement, but excluding any indemnification arising under Sections 3.14 and 4.4 to this Agreement and any adjustments to the Aggregate Share Purchase Price pursuant to Sections 2.2 and 2.3 to this Agreement, or (ii) the consummation of the transactions contemplated by this Agreement. In determining any Losses, Losses shall be net (i) of any recoveries from third parties or insurance proceeds received relating to the respective Losses, but Buyer and the Company shall not be obligated to commence any legal action to seek any such recoveries or insurance proceeds and (ii) net of any actual tax savings realized by Buyer or the Company relating to the same or any tax period and relating to the respective Losses.

     "Management Group" is defined in the introduction to this Agreement.

     "Management Option Shares" is defined in Recital B to this Agreement.

     "Management Options" is defined in Recital B to this Agreement.

     "Management Shares" is defined in Recital A to this Agreement.

     "Note Purchase Agreement" means the Note Purchase Agreement, as amended, dated October 15, 1992, by and among the Company, JNL and PTG.

     "Option Exercise Price" means the price at which an Optionholder may exercise his Options, as set forth in Schedule
D.

     "Option Shares" is defined in Recital B to this Agreement.

     "Optionholders" means the Employees, members of the Management Group and members of the Investor Group listed in Schedule D.

     "Options" is defined in Recital B to this Agreement.

     "PTG" means Preferred Technical Group, Inc., a Delaware corporation.

     "Poole Note" means the promissory note in the original aggregate principal amount of $4,000,000.00, issued by Multitec-PTG, Inc. on October 17, 1994 in favor of H. Tate Poole, Jr., together with all interest, earnings or other charges thereon through January 3, 1995.

     "Per Share Purchase Price" means the quotient of (A) the Aggregate Share Purchase Price less the sum of the amount (i) of all Bank Loans, including any and all accrued and unpaid interest or other charges (including prepayment penalties) through the Closing Date, (ii) required to redeem from UTA all of the shares of Preferred Stock, plus any and all accrued and unpaid dividends or other distribution rights with respect thereto through the Closing Date, (iii) required to redeem from certain stockholders of the Company all of the issued and outstanding shares of Class P Stock, plus any and all accrued and unpaid dividends or other distribution rights with respect thereto through the Closing Date, (iv) of the payment to W. McComb Dunwoody, the McKaCo Trust, Michael L. George, Andrew M. Krauss and the George Group Employee Partners required pursuant to Section 5 of their respective Stock Purchase Warrants, (v) of the Poole Note, (vi) of the payment required to satisfy the payments required by
Section 3(iii) of the Certificate of Incorporation of the Company, and (vii) of all fees, severance payments and other expenses incurred by the Sellers in connection with the consummation of the transactions contemplated by this Agreement; provided, however, such amount shall be increased by the Option Exercise Price relating to each of the In-the-Money Options, divided by (B) the Common Stock Equivalent.

     "Person" means any individual, corporation, partnership, trust, joint venture or other entity.

     "Preferred Stock" means the 12-1/2% cumulative Preferred
Stock, par value $1,000 per share, issued by the Company and held by UTA.

     "Price Adjustment Escrow Account" is defined in Section
2.3(a) to this Agreement.

     "Price Adjustment Escrow Agent" is defined in Sections
2.3(a) to this Agreement.

     "Price Adjustment Escrow Agreement" is defined in Section
2.3(a) to this Agreement.

     "Price Adjustment Escrow Amount" is defined in Section
2.3(a) to this Agreement.

     "Principal Sellers" is defined in Article III to this Agreement.

     "Redemption Amount" is defined in Section 2.4(b).

     "Representative" means Bain Capital, Inc., a Delaware corporation, on behalf of all Sellers.

     "Resolutions" is defined in Section 2.4(a).

     "Seller Indemnified Party" is defined in Section 9.2(a).

     "Seller Indemnifying Party" is defined in Section 9.2(a).

     "Sellers" is defined in the introduction to this Agreement.

     "Series I Class P Stock" is defined in Recital A to this
Agreement.

     "Series I Common Stock" is defined in Recital A to this
Agreement.

     "Series II Class P Stock" is defined in Recital A to this
Agreement.

     "Series II Common Stock" is defined in Recital A to this
Agreement.

     "Shares" is defined in Recital A to this Agreement.

     "Spread" means with respect to each Option Share which may be purchased upon the exercise of an Option, an amount equal to the positive difference between (i) the Per Share Purchase Price, less (ii) the Option Exercise Price.

     "Stockholders' Agreement" refers collectively to the Stockholders' Agreement, as amended, dated as of October 15, 1992, among the Company and its stockholders, and the Registration Rights Agreement, as amended, dated as of October 15, 1992, among the Company and certain of its stockholders.

     "Subordinated Note Purchase Agreement" means the Senior
Subordinated Note Purchase Agreement, as amended, dated October
15, 1992, by and among the Company, JNL and PTG.

     "Subsidiary" or "Subsidiaries" is defined in Section 3.4 to this Agreement.

     "Unaudited Statements" are defined in Section 3.6.

     "UTA" means United Technologies Automotive, Inc., a Delaware corporation.

     "UTA Indemnity" means and refers to Sections 12 and 12A of the Asset Sale Agreement, dated as of September 30, 1992, by and between UTA and PTG (formerly known as HFIP Acquisition Corp.).

                           ARTICLE II
       PURCHASE AND SALE OF SHARES; TERMINATION OF OPTIONS

     2.1 PURCHASE AND SALE OF SHARES. Upon the terms and subject to the conditions contained herein, at the Closing, each Seller shall sell, assign, and transfer to Buyer, and Buyer shall purchase from the Sellers, the Shares.

     2.2  PURCHASE PRICE.  Except as provided in Sections 2.3 and
2.4 below, in consideration for the receipt by Buyer of the Shares at the Closing, Buyer shall pay to the Representative, on behalf of each Seller, an aggregate purchase price of $190,000,000 (the "Aggregate Share Purchase Price"). The Purchase Price shall be subject to adjustment in accordance with
Exhibit 2.2 to this Agreement.

     2.3  ESTABLISHMENT OF ESCROW ACCOUNTS.

          (a) On the Closing Date, Buyer shall deposit $11,400,000 of the Aggregate Share Purchase Price (the "Price Adjustment Escrow Amount") in an account (the "Price Adjustment Escrow Account") with an escrow agent (the "Price Adjustment Escrow Agent"), mutually satisfactory to the Buyer and the Sellers, pursuant to an agreement substantially in the form of
Exhibit 2.3(a) to this Agreement (the "Price Adjustment Escrow Agreement"). The Price Adjustment Escrow Agent shall make disbursements from the Price Adjustment Escrow Account in accordance with the provisions set forth in Exhibit 2.2 to this Agreement.

          (b) On the Closing Date, Buyer shall deposit $7,600,000 of the Aggregate Share Purchase Price (the "Claim Escrow Amount") in an account (the "Claim Escrow Account") with an escrow agent (the "Claim Escrow Agent"), mutually satisfactory to the Buyer and the Sellers, pursuant to an agreement substantially in the form of Exhibit 2.3(b) to this Agreement (the "Claim Escrow Agreement"). The Claim Escrow Agent shall make disbursements from the Claim Escrow Account in accordance with the provisions set forth in Article IX to this Agreement. The Claim Escrow Account is the exclusive source for the payment by any one or more of the Sellers to the Buyer for any Losses.

     2.4  TERMINATION OF OPTIONS; PAYMENT OF AGGREGATE SPREAD,
BANK LOANS, PREFERRED STOCK AND CLASS P STOCK.

          (a) Attached as Exhibit 2.4 is a copy of the proposed resolutions to be adopted by the Board of Directors of the Company with respect to the termination of the Options, the redemption of the Preferred Stock, the redemption of Class P Stock and the repayment of the Bank Loans (the "Resolutions"). Each of Buyer and each Seller, on his and its own behalf, covenants and agrees that they will take all such actions, including the direction of any representative they may have on the Board of Directors of the Company, as may be necessary to cause (i) each Option to terminate as of and at the Closing, (ii) the Company to send the letter in substantially the form attached to the Resolutions to each of the Optionholders within two days after the date of this Agreement, and (iii) the Company to pay each Optionholder, on or prior to the Closing, the Spread on each Option so terminated (the Spread on each Option being in the aggregate referred to herein as the "Aggregate Spread").

          (b) At or prior to the Closing, Buyer agrees to provide the Company that portion (the "Redemption Amount") of the Aggregate Share Purchase Price sufficient to enable the Company to pay (i) the Aggregate Spread, (ii) to pay off all Bank Loans, including any and all accrued and unpaid interest or other charges (including prepayment penalties) through the Closing Date, (iii) to redeem from UTA all of the shares of Preferred Stock, plus any and all accrued and unpaid dividends or other distribution rights with respect thereto through the Closing Date and (iv) to redeem from certain stockholders of the Company all of the issued and outstanding shares of Class P Stock, plus any and all accrued and unpaid dividends or other distribution rights with respect thereto through the Closing Date. Buyer and each Seller covenant and agree to cause the Company to pay each of the items referred to in the immediately preceding sentence concurrently with the consummation of the transactions contemplated by this Agreement and payment by Buyer of the Redemption Amount.

          (c) At or prior to January 3, 1995, Buyer agrees to provide the Company that portion of the Aggregate Share Purchase Price sufficient to enable the Company to pay the Poole Note. Further, Buyer covenants and agrees that it will cause the Company or its Subsidiaries to pay and satisfy the Poole Note and will indemnify and hold Sellers harmless from any failure of the Company or its Subsidiaries to so satisfy the Poole Note.

     2.5 APPOINTMENT OF REPRESENTATIVE. Each of the Sellers and Optionholders shall execute and deliver to Buyer an Irrevocable Durable Power of Attorney substantially in the form of Exhibit
2.5 to this Agreement appointing Bain Capital, Inc., a Delaware corporation ("Representative"), as each of their attorney-in-fact to act on behalf of Sellers and Optionholders with respect to:
(i) receiving and distributing payments under this Agreement;
(ii) giving Buyer notice of any dispute with respect to any claim under this Agreement; and (iii) to negotiate and settle claims on behalf of Sellers pursuant to Article IX of this Agreement. The Representative shall have no power to amend this Agreement on behalf of the Sellers without their further specific written consent.

     2.6 CLOSING. The Closing shall take place at the Detroit offices of Honigman Miller Schwartz and Cohn, 2290 First National Building, Detroit, MI 48226 at 10:00 a.m., local time, on December 20, 1994, to be effective as of 11:59 p.m. on December 19, 1994, or, if later, on the third Business Day after the conditions in Article VIII and Article IX shall have been satisfied (the "Closing Date"), or, subject to Section 10.1(c), at such other date, place or time as the parties hereto may agree.

     2.7 DELIVERIES TO BUYER AT CLOSING. At the Closing, the following shall be delivered to Buyer by the parties indicated:

          (a) Each Seller shall deliver to Buyer stock certificates representing the Shares, the Preferred Stock and the Class P Stock, cancelled, duly endorsed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer to Buyer or Buyer's nominee;

          (b) The Sellers and the Price Adjustment Escrow Agent shall have delivered to Buyer the Price Adjustment Escrow
Agreement;

          (c) The Sellers and the Claim Escrow Agent shall have delivered to Buyer the Claim Escrow Agreement;

          (d) Sellers shall have delivered to Buyer evidence, reasonably acceptable to Buyer, as to (i) the amount required to pay the Aggregate Spread, (ii) the amount required to pay each of the Bank Loans and the Poole Note (iii) the amount required to redeem the Preferred Stock and the Class P Stock and (iv) the distribution of, or an irrevocable obligation to distribute, the Redemption Amount in accordance with Section 2.4(b) above;

          (e) Sellers shall have delivered an example of the determination of the Closing Net Book Value determined in accordance with Exhibit 2.2; and

          (f)  Each Seller shall deliver to Buyer the
Certificates and other documents required to be delivered pursuant to Article VIII hereof.

     2.8 DELIVERIES BY BUYER AT CLOSING. At the Closing, Buyer shall deliver the following:

          (a) the Redemption Amount will be paid to the Company by wire transfer of immediately available funds, which shall be distributed in accordance with Section 2.4(b) above;

          (b) the Aggregate Share Purchase Price, less the Claim Escrow Amount, the Price Adjustment Escrow Amount, the Redemption Amount and the amount of the Poole Note, will be paid to the Representative, on behalf of each Seller, by wire transfer of immediately available funds in accordance with Section 2.2 above;

          (c) the Buyer and the Price Adjustment Escrow Agent shall have delivered to Sellers the Price Adjustment Escrow Agreement and the Buyer shall have delivered to the Price Adjustment Escrow Agent the Price Adjustment Escrow Amount;

          (d) the Buyer and the Claim Escrow Agent shall have delivered to Sellers the Claim Escrow Agreement and the Buyer shall have delivered to the Claim Escrow Agent the Claim Escrow
Amount; and

          (e) the certificates and other documents required to be delivered pursuant to Article VIII hereof.

                           ARTICLE III
                 REPRESENTATIONS AND WARRANTIES
               OF BAIN GROUP AND MANAGEMENT GROUP

     Each member of the Bain Group and each member of the Management Group (together, the "Principal Sellers") represents and warrants to Buyer as follows:

     3.1  COMMON STOCK AND OWNERSHIP; OPTIONS.

          (a) The total number of Shares owned by Sellers is as set forth in Schedule A, B or C, as the case may be.

          (b) All of the Shares owned by Sellers as listed in Schedule A, B or C, as the case may be, have been duly and validly issued, are fully paid and nonassessable and are owned by it or him free and clear of any Lien and, upon payment for and receipt of the Shares at the Closing, Buyer will acquire the Shares free and clear of any Lien other than Liens created by Buyer.

          (c) The Shares represent all of the shares of Common Stock outstanding on the date hereof. After the redemption of the Preferred Stock, the redemption of the Class P Stock and the payment of the Aggregate Spread to the Optionholders, the Company will have no other issued and outstanding equity security, other than the Common Stock.

          (d) Upon paying for the Shares at the Closing as contemplated herein, Buyer will own all of the shares of the Common Stock owned by Sellers.

          (e) Other than the Options, the Company has not issued, nor does there exist, any option, warrant or other right to acquire shares of Common Stock, Class P Stock or any other equity security from the Company or any security convertible into shares of Common Stock, Class P Stock or any other equity security of the Company. Sellers do not own any Options, other than as set forth on Schedule D hereto.

     3.2  AUTHORITY.

          (a) The Company and each of the Principal Sellers has full capacity and all requisite power and authority to enter into and perform this Agreement and to consummate the transactions contemplated herein; and this Agreement has been duly executed and delivered by each Principal Seller and constitutes a valid and binding agreement of the Company and each Principal Seller, enforceable against the Company and each Principal Seller in accordance with its terms.

          (b) Except as set forth in Schedule 3.2(b) and as has been heretofore disclosed to Buyer by any party hereto or the Company, no Principal Seller has Knowledge that the execution, delivery and performance by each Principal Seller of this Agreement and the consummation of the transactions contemplated hereby requires any action by or in respect of, or filing with, any governmental or quasi-governmental body, agency, official or authority.

          (c) Except as set forth in Schedule 3.2(c) and as has been heretofore disclosed to Buyer by any party hereto or the Company, no Principal Seller has Knowledge that the execution and delivery of this Agreement by the Company or by each Principal Seller or the consummation of the transactions contemplated herein will (i) conflict with, result in a breach of, or constitute a default under the certificate of incorporation or by-laws of the Company or any Subsidiary; (ii) contravene or conflict with, or result in a breach of, or constitute a default under any court or administrative order or process or any agreement or commitment to which each Principal Seller, the Company or any Subsidiary is a party or by which each Principal Seller, the Company or any Subsidiary (or any of their respective properties or assets) is subject or bound; (iii) result in the creation of, or give any party the right to create, any Lien or other adverse interest upon any property or assets of each Principal Seller, the Company or any Subsidiary; (iv) terminate or modify, or give any third party the right to terminate or modify, the provisions or terms of any agreement or commitment to which the Company or any Subsidiary is a party or by which each Principal Seller, the Company or any Subsidiary (or any of their respective properties or assets) is subject or bound; or (v) require each Principal Seller, the Company or any Subsidiary to obtain any authorization, consent, approval or waiver from, or to make any filing with, any public body or authority or any third party, except for such events as are described above as would not, either singly or in the aggregate, have a material adverse effect on the business, operations, financial condition or business prospects of the Company and its Subsidiaries, taken as a whole.

     3.3 ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and assets in the manner in which such properties and assets are now owned, leased and operated and to carry on the business in which it is now engaged.

     3.4 SUBSIDIARIES OF THE COMPANY. The Company does not own any equity interest, directly or indirectly, in any corporation, partnership, joint venture, firm or other entity except those entities described on Schedule 3.4 (individually, a "Subsidiary" and collectively the "Subsidiaries"). Schedule 3.4 sets forth the number of shares of each Subsidiary's authorized issued and outstanding capital stock, all of which are owned either directly or indirectly by the Company. The Subsidiaries are corporations duly organized, validly existing and in good standing under their respective jurisdictions of incorporation, and have all requisite corporate power and authority to own, lease and operate their respective properties and assets in the manner in which such properties and assets are now owned, leased and operated and to carry on the business in which they are now engaged.

     3.5 GOOD STANDING. To the Knowledge of each Seller, each of the Company and each Subsidiary is qualified to transact business and is in good standing as a foreign corporation in each of the jurisdictions specified in the attached Schedule 3.5.

     3.6 FINANCIAL STATEMENTS AND REPORTS. There has been delivered to Buyer complete copies of (1) the Company's unaudited quarterly consolidated financial statements for the three months ended September 24, 1994 (the "Unaudited Statements"); and (2) its audited consolidated financial statements (the "Audited Statements") as of June 26, 1993 and June 25, 1994, and the related statements of operations and cash-flows for the nine-month period ended June 26, 1993 and the 12-month period ended June 25, 1994, together with Price Waterhouse's report thereon (the Unaudited Statements and the Audited Statements are herein collectively referred to as the "Financial Statements"). To the Knowledge of each Principal Seller, each of the Financial Statements were prepared in accordance with GAAP (except, with respect to interim financial statements, for normal, non-material year-end adjustments), applied on a consistent basis. To the Knowledge of each Principal Seller, the Financial Statements are in accordance with the books and records of the Company and its Subsidiaries and the Audited Statements present fairly, in all material respects, the financial position of the Company and its Subsidiaries as of such dates and their results of operations for the periods then ended.

     3.7 ABSENCE OF ADVERSE CHANGES. Except as otherwise disclosed in the Agreement, the Schedules or Exhibits to this Agreement or in any documents or instrument referred to herein or executed in connection herewith, to the Knowledge of each Principal Seller, there has not been since June 25, 1994, any material adverse change in the business, financial condition, results of operation or prospects of the Company and its Subsidiaries, taken as a whole. To the Knowledge of each Principal Seller, since June 25, 1994, the Company and its Subsidiaries have been operated in the ordinary course consistent with their historical practices.

     3.8 TAXES. To the Knowledge of each Principal Seller, the Company and each Subsidiary, as the case may be, have prepared and filed all required federal, state, local and United Kingdom and other governmental entity tax returns required to be filed by it, all such tax returns are true, correct and complete, and all taxes shown thereon to be due have been either paid in full or properly accrued for, in accordance with GAAP, on the Financial Statements.

     3.9  LITIGATION; COMPLIANCE WITH LAWS.

          (a) Except as disclosed in Schedule 3.9(a) to this Agreement and to the Knowledge of each Principal Seller, neither the Company nor any Subsidiary is a party to any material litigation or administrative action nor, to the Knowledge of each Principal Seller, is any such material litigation or administrative action threatened against the Company or any Subsidiary.

          (b) Except as disclosed in Schedule 3.9(b) to this Agreement and to the Knowledge of each Principal Seller, neither the Company nor any Subsidiary is in violation of any federal, state, local or United Kingdom law, ordinance, rule or regulation, including those relating to the environment, which violation would result in a material adverse effect upon the financial performance of the Company and its Subsidiaries, taken as a whole.

          (c) Without limiting the generality or effect of the preceding paragraphs (a) and (b) or any other provision hereof, to the Knowledge of each Principal Seller, all material claims or allegations asserted in writing against the Company or any Subsidiary within the past two years that any product was defective, in any material respect, or caused any injury or harm to any person, including, without limitation, all such claims and allegations in writing against the Company or any Subsidiary relating to failure to warn, breach of warranties or merchantability or fitness for any purpose or use or similar matters are described on Schedule 3.9(c).

     3.10 OWNERSHIP OF PROPERTIES.  Except as disclosed on
Schedule 3.10 to this Agreement or in the Financial Statements, to the Knowledge of each Principal Seller, the Company and each Subsidiary has marketable title to, or valid leasehold interests in, as the case may be, all of their respective properties and assets, including all intellectual property and technology used by the Company or its Subsidiaries in the ordinary course of their respective businesses, in each case free of all Liens.

     3.11 INSURANCE.  To the Knowledge of each Principal Seller,
Schedule 3.11 to this Agreement contains a complete list of all policies of fire, liability, workers' compensation and other forms of insurance owned or held by the Company and each Subsidiary in connection with the operation of their respective businesses.

     3.12 CONTRACTS.  To the Knowledge of each Principal Seller,
Schedule 3.12 to this Agreement contains a complete list of each contract or agreement under which the Company or any Subsidiary is obligated and which involves more than $100,000 or which has a term or duration of more than one year and involves more than $25,000.

     3.13 EMPLOYEE BENEFIT PLANS. To the Knowledge of each Principal Seller, Schedule 3.13 to this Agreement contains a complete list of all of the bonus, deferred compensation, pension, profit-sharing and retirement plans and arrangements and all health, life insurance, severance and other welfare plans and any other plan or arrangement as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended to which the Company or any Subsidiary is bound and each such plan or arrangement is in compliance with all laws, other than such laws the violation of which would not result in a material adverse effect upon the financial performance of the Company or its Subsidiaries, taken as a whole.

     3.14 BROKERS. No Principal Seller has paid or become obligated to pay any fee or commission to any broker, finder, investment banker or other intermediary in connection with the transactions contemplated by this Agreement, except that the Sellers have become obligated to pay such a fee to Donaldson, Lufkin & Jenrette Securities Corporation. Notwithstanding anything contained herein to the contrary, each Principal Seller agrees to indemnify and hold Buyer harmless against any claims made against Buyer for such fees or commissions by a broker, finder, investment banker or other intermediary actually engaged by any Seller in connection with the transactions contemplated by this Agreement.

     3.15 SUPPLIERS. To the Knowledge of each Principal Seller, there has not been any material adverse change in the business relationship between the Company or any of its Subsidiaries and any supplier on which the Company's or any of its Subsidiaries' businesses are dependent.

     3.16 DISCLOSURE. To the Knowledge of each Principal Seller, no statement, representation or warranty made by any Seller in this Agreement, and none of the Schedules, attachments or Exhibits to this Agreement, contains any untrue statement of any material fact or omits a material fact necessary to make the statements contained in this Agreement, or such Schedules, attachments or Exhibits, in light of the circumstances in which they were made, not misleading.

                           ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES
                OF MEMBERS OF THE INVESTOR GROUP

     Each member of the Investor Group, severally (and not jointly), on its or his own behalf, represents and warrants to Buyer as follows:

     4.1  COMMON STOCK AND OWNERSHIP; OPTIONS.

          (a) The total number of Investor Shares owned by such Person is as set forth in Schedule C to this Agreement.

          (b) All of the Investor Shares owned by each such Person have been duly and validly issued, are fully paid and nonassessable and are owned by him or it, free and clear of any Lien and, upon payment for and receipt of the Investor Shares at the Closing, Buyer will acquire the Investor Shares free and clear of any Lien other than Liens created by Buyer.

          (c) Such Person has no Knowledge that the Shares do not represent all of the shares of Common Stock outstanding on the date hereof.

          (d) Upon paying for the Investor Shares at the Closing as contemplated herein, Buyer will own all of the shares of Common Stock owned by such Person and such Person will hold no other Shares of Common Stock, Class P Stock, Options or other equity security of the Company.

          (e) Such Person is the owner of the Options set forth opposite his or its name in Schedule D, and such Person has no Knowledge that, other than for the Options, the Company has issued, or there exists, any option, warrant or other right to acquire shares of Common Stock, Class P Stock or any other equity security from the Company or any security convertible into shares of Common Stock, Class P Stock or any other equity security of the Company.

     4.2  AUTHORITY.

          (a) Such Person has full capacity and all requisite power and authority to enter into and perform this Agreement and to consummate the transactions contemplated herein; and this Agreement has been duly executed and delivered by such Person pursuant to all necessary authorizations, and constitutes a valid and binding agreement of such Person, enforceable against such Person in accordance with its terms.

          (b) Except as set forth on Schedule 3.2(b), such Person does not have Knowledge that the execution, delivery and performance by such Person of this Agreement and the consummation of the transactions contemplated hereby require any action by or in respect of, or filing with, any governmental or quasi-governmental body, agency, official or authority.

          (c) Except as set forth on Schedule 3.2(c), such Person does not have Knowledge that the execution and delivery of this Agreement by him or it nor the consummation of the transactions contemplated herein will (i) conflict with, result in a breach of, or constitute a default under the certificate of incorporation or by-laws of the Company or any of its Subsidiaries; (ii) contravene or conflict with, or result in a breach of, or constitute a default under any court or administrative order or process or any agreement or commitment to which such Person, the Company or any of its Subsidiaries is a party or by which such Person, the Company or any of its Subsidiaries (or any of their respective properties or assets) is subject or bound; (iii) result in the creation of, or give any party the right to create, any Lien or other adverse interest upon the property or assets of such Person, the Company or any of its Subsidiaries; (iv) terminate or modify, or give any third party the right to terminate or modify, any agreement or commitment to which such Person, the Company or any of its Subsidiaries is a party or by which such Person, the Company or any of its Subsidiaries (or any of their respective properties or assets) is subject or bound; or (v) require such Person, the Company or any of its Subsidiaries to obtain any authorization, consent, approval or waiver from, nor to make any filing with, any public body or authority or any third party, except for such events as are described above as would not, either singly or in the aggregate, have a material adverse effect on the business, operations, financial condition or business prospects of the Company and its Subsidiaries, taken as a whole.

     4.3 DISCLOSURE. To the Knowledge of such Person, no statement, representation or warranty made by any Seller in this Agreement, and none of the Schedules, attachments or Exhibits to this Agreement, contains any untrue statement of any material fact or omits a material fact necessary to make the statements contained in this Agreement, or such Schedules, attachments or Exhibits, in light of the circumstances in which they were made, not misleading.

     4.4 BROKERS. Such Person has not paid nor become obligated to pay any fee or commission to any broker, finder, investment banker or other intermediary in connection with the transactions contemplated by this Agreement, except the Sellers have become obligated to pay such a fee to Donaldson, Lufkin & Jenrette Securities Corporation. Notwithstanding anything contained herein to the contrary, each member of the Investor Group agrees to indemnify and hold Buyer harmless against any claims made against Buyer for such fees or commissions by a broker, finder, investment banker or other intermediary actually engaged by any Seller in connection with the transactions contemplated by this Agreement.

                            ARTICLE V
             REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents and warrants to each Seller as follows:

     5.1 ORGANIZATION. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Connecticut.

     5.2  AUTHORITY.

          (a) Buyer has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated herein, and, subject to approval by the Board of Directors of Buyer, this Agreement has been duly executed and delivered by Buyer, pursuant to all necessary corporate authorization, and constitutes a valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms.

          (b) Except as set forth in Schedule 5.2(b) and as has been heretofore disclosed to Sellers by Buyer, Buyer is not aware that the execution, delivery and performance by Buyer of this Agreement and the consummation of transactions contemplated hereby require any action by or in respect of, or filing with, any governmental or quasi-governmental body, agency, official or authority.

          (c) Buyer is not aware that the execution and delivery of this Agreement by Buyer or the consummation of the transactions contemplated herein will (i) conflict with, result in a breach of, or constitute a default under the certificate of incorporation or by-laws of Buyer; (ii) contravene or conflict with, or result in a breach of, or constitute a default under any material court or administrative order or process to which Buyer is a party or by which it (or any of its properties or assets) is subject or bound; or (iii) require Buyer to obtain any authorization, consent, approval or waiver from, nor to make any filing with, any public body or authority, or any third party.

     5.3 INVESTMENT. Buyer acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and that it is purchasing the Shares for its own account and not with a view toward resale. Buyer agrees that it will not resell any Shares except pursuant to an effective registration statement under the Act or pursuant to an exemption from the registration requirements of the Act. Without waiving its rights under applicable law, Buyer is entering into this Agreement and will consummate the transactions contemplated hereby based on the advice of its advisors and without relying on any expressions, representations, warranties or statements of any one or more of any Seller, the Company or any Subsidiary, except to the extent expressly set forth in this Agreement, the Schedules or Exhibits attached hereto or in the Financial Statements.

     5.4 BROKERS. Buyer has not paid or become obligated to pay any fee or commission to any broker, finder, investment banker or other intermediary in connection with the transactions contemplated by this Agreement. Notwithstanding anything contained herein to the contrary, Buyer shall indemnify and hold each Seller and each of their respective Affiliates harmless against any claims made against any such Seller or any of their respective Affiliates for such fees or commissions to any such person engaged or claiming to be engaged by Buyer.

                           ARTICLE VI
                      ADDITIONAL COVENANTS

     6.1 CONDUCT OF BUSINESS OF THE COMPANY. Without Buyer's prior consent, during the period from the date of this Agreement to the Closing Date, the Company will not, and each Seller, severally (and not jointly) on its or his own behalf, agrees that such Person will not, take any action to cause the Company or any Subsidiary to conduct their respective businesses and operations other than in the ordinary course. In addition, the Company will not issue any additional shares of Common Stock (other than in connection with the redemption of the Class P Stock), Class P Stock, Preferred Stock or any other equity security and, without Buyer's prior consent, will not issue additional options to purchase common stock.

     6.2 FILINGS AND AUTHORIZATIONS. Each party hereto will, as promptly as practicable, file or supply, or cause to be filed or supplied, all notifications and information required to be filed or supplied pursuant to the HSR Act in connection with the sale and transfer of the Shares pursuant to this Agreement. Except as otherwise provided herein, each party hereto, as promptly as practicable, (i) will make, or cause to be made, all such other filings and submissions under laws, rules and regulations applicable to it, or to its subsidiaries and Affiliates, as may be required for it to consummate the transfer of the Shares and the termination of the Options in accordance with the terms of this Agreement; (ii) will use its best efforts to obtain, or cause to be obtained, all authorizations, approvals, consents and waivers from all persons and governmental authorities necessary to be obtained by it, or its subsidiaries or Affiliates in order for it to consummate such transfer; and (iii) will use its best efforts to take, or cause to be taken, all other actions necessary, proper or advisable in order for it to fulfill its obligations hereunder. Each party hereto will coordinate and cooperate with one another in exchanging such information and supplying such assistance as may be reasonably requested by each other in connection with the foregoing.

     6.3 ACCESS AND INFORMATION. Between the date of this Agreement and the Closing Date, the parties hereto will cause the Company, during all business hours and other mutually agreeable times, to (i) give Buyer and Buyer's representatives reasonable access to all officers and employees, offices and other facilities and properties of the Company, (ii) permit Buyer to make such inspections thereof as Buyer may reasonably request, and (iii) furnish Buyer with such financial and operating data and other information with respect to the business, operations and properties of the Company as Buyer may from time to time reasonably request; provided, however, that any investigation by Buyer shall be conducted in such a manner as not to interfere unreasonably with the business operations of the Company.

     6.4 FURTHER ASSURANCES. Each party hereto shall execute, or cause to be executed, such documents and other papers, and take, or cause to be taken, such further actions as may be reasonably required, to carry out the provisions hereof and the transactions contemplated hereby.

     6.5 PUBLIC ANNOUNCEMENTS. Each party hereto shall consult with each other before issuing any press release or otherwise making any public statement with respect to this Agreement and the transactions contemplated hereby and, except as required by law upon advice of counsel, shall not issue any such press release or make any such public statement prior to such consultation and without the prior agreement of the other parties hereto.

     6.6 CERTAIN RECEIVABLES. Sellers shall cause any of the Company's receivables from its stockholders to be paid to the Company in full at or prior to the Closing.

                           ARTICLE VII
          CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

     The obligations of Buyer under this Agreement to consummate the transactions contemplated in Article II hereof at the Closing shall be subject to the satisfaction, at or prior to the Closing, of all of the following conditions, any one or more of which may be waived by Buyer:

     7.1 REPRESENTATIONS AND WARRANTIES ACCURATE. All representations and warranties contained in Article III hereof shall be true and accurate in all material respects at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date.

     7.2 PERFORMANCE. Each Seller shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it or him prior to or on the Closing Date, including the deliveries to be made by him or it pursuant to
Section 2.7 to this Agreement.

     7.3 CERTIFICATE. Buyer shall have received a certificate, dated as of the Closing Date, to the effect that the conditions set forth in Sections 7.1 and 7.2 have been satisfied.

     7.4  HSR ACT; AUTHORIZATIONS; LEGAL PROHIBITION.

          (a) All applicable waiting periods, including any extensions thereof, under the HSR Act, applicable to the purchase of the Shares shall have expired or been terminated.

          (b) Each party hereto shall each have obtained all required third party authorizations, approvals, consents and waivers required to be obtained, and made all required filings with third parties, the lack of which, prior to the Closing, would render legally impermissible, or would materially adversely affect, the consummation of the transactions contemplated by this Agreement; provided, however, that Buyer shall not be excused from performing its obligations hereunder by virtue of Buyer's failure to use its best efforts to obtain or make any such authorization, approval, consent, waiver or filing.

          (c) On the Closing Date, there shall exist no injunction or other order issued by a court of competent jurisdiction which would make unlawful the consummation of the transactions contemplated by this Agreement, and there shall be no suit, action, proceeding or governmental investigation pending or, to the Knowledge of any Seller, threatened which seeks to restrain or prohibit the consummation of the transactions contemplated by this Agreement, or which might, directly or indirectly, interfere with such transactions.

     7.5 CUSTOMERS. The Company shall have provided the Buyer with the opportunity to meet with representatives of Ford Motor Company and Chrysler Corporation and the Buyer, as a result of such meeting, shall not have discovered from Ford Motor Company or Chrysler Corporation that any representation or warranty of any Seller made in this Agreement is materially misleading or otherwise discover from Ford Motor Company or Chrysler Corporation information that would be reasonably likely to have a material adverse effect on the Company's financial performance or prospects. The basis for the non-fulfillment of this condition, if any, shall be set forth in writing to the Representative on behalf of the Sellers within three days after Buyer's meeting with Ford Motor Company or Chrysler Corporation.

     7.6 OPINION OF COUNSEL. Counsel to the Company shall have provided Buyer with an opinion in a form reasonably acceptable to Buyer and to counsel to the Company.

     7.7 EXECUTIVE OFFICERS. The Company and each of Donald Holton and Walter C. Jones shall have entered into (i), and completed the transactions contemplated by, separation agreements, including releases of the Company from liability by each of Messrs. Holton and Jones, on terms reasonably satisfactory to Messrs. Holton, Jones, the Company and the Buyer
(ii) personal services agreements on terms reasonably satisfactory to Messrs. Holton and Jones and the Buyer, and (iii) non-compete agreements for an acceptable duration and otherwise on terms and conditions satisfactory to Messrs. Holton and Jones and the Buyer. In addition, each of the directors of the Company shall have resigned.

     7.8 BANK LOANS. Buyer shall have received evidence reasonably satisfactory to it that each of the Bank Loans have been paid in full and that all Liens securing any of the Bank
Loans will be released by the Person possessing such Liens within 60 days following the Closing Date.

                          ARTICLE VIII
         CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLERS

     The obligations of each Seller under this Agreement to consummate, or cause the consummation of, the transactions contemplated in Article II hereof at the Closing shall be subject to the fulfillment, at or prior to the Closing, of all of the following conditions, any one or more of which may be waived by the consent of all of the members of the Bain Group:

     8.1 REPRESENTATIONS AND WARRANTIES ACCURATE. All representations and warranties of Buyer contained in Article V shall be true in all material respects at and as of the Closing
Date as if such representations and warranties were made at and as of the Closing Date.

     8.2 PERFORMANCE BY BUYER. Buyer shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to or on the Closing Date, including the deliveries and payments to be made by it pursuant to Section
2.8 to this Agreement.

     8.3 CERTIFICATE. The Representative, on behalf of each Seller, shall have received a certificate, dated as of the Closing Date, signed by an executive officer of Buyer, to the effect that the conditions set forth in Sections 8.1 and 8.2 have been satisfied.

     8.4  HSR ACT; AUTHORIZATIONS; LEGAL PROHIBITION.

          (a) All applicable waiting periods, including any extensions thereof, under the HSR Act shall have expired or been terminated.

          (b) Each party hereto shall each have obtained all required third party authorizations, approvals, consents and waivers required to be obtained, and made all required filings with third parties, the lack of which, prior to the Closing, would render legally impermissible, or would materially adversely affect, the consummation of the transactions contemplated by this Agreement; provided, however, that Sellers shall not be excused from performing its obligations hereunder by virtue of Seller's failure to use its best efforts to obtain or make any such authorizations, approval, consent, waiver or filing.

          (c) On the Closing Date, there shall exist no injunction or other order issued by a court of competent jurisdiction which would make unlawful the consummation of the transactions contemplated by this Agreement, and there shall be no suit, action, proceeding or governmental investigation pending or, to Buyer's knowledge, threatened which seeks to restrain or prohibit the consummation of the transactions contemplated by this Agreement, or which might, directly or indirectly, interfere with such transactions.

     8.5  POOLE NOTE.  Multitec-PTG, Inc. and H. Tate Poole, Jr.
shall have executed, delivered and accepted an amended and restated promissory note substantially in the form attached hereto as Exhibit 8.5.

                           ARTICLE IX
           INDEMNIFICATION AND LIMITATION OF REMEDIES

     9.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in this Agreement and any Schedule or Exhibit hereto and any and all related claims for indemnification shall survive the Closing for the period from the Closing Date and ending on December 31, 1995 (subject to Sections
9.4 and 9.5); provided, however, that claims for indemnification arising under Section 9.2(a)(ii) below shall survive for a period commencing on the Closing Date and ending on June 30, 1996 (subject to Sections 9.4 and 9.5).

     9.2  INDEMNITY.

          (a) Subject to Sections 9.4 and 9.5 below, each Seller, jointly and severally (a "Seller Indemnifying Party"), agrees to indemnify and hold Buyer and its officers, directors, employees, agents, representatives and other Affiliates, including the Company and the Subsidiaries subsequent to the Closing Date (a "Seller Indemnified Party"), harmless to the extent provided in this Article IX from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) resulting from or arising out of:

          (i) any breach of any representation or warranty of a Seller Indemnifying Party contained in Article III or
     Article IV hereof or the nonperformance, whether partial or total, of any covenant or agreement of a Seller Indemnifying Party contained in this Agreement, in either case to the extent not waived by a Seller Indemnified Party; and

          (ii) any Environmental Condition existing on the Closing Date to the extent not subject, in whole or in part, to the UTA Indemnity, including, without limitation, UTA's limitation or reduction of indemnification under the UTA Indemnity with respect to any Identified Issue, which limitation or reduction is due to the Company's material contribution to any Environmental Condition prior to the Closing Date and UTA's right to so limit or reduce such indemnity arises out of Section 12A.5 of the UTA Indemnity; subject, however, to the following limitations (in addition to the other limitations set forth in Sections 9.4 and 9.5 below):

               A. The Sellers' obligation to indemnify the Buyer pursuant to this Section 9.2(a)(ii) shall be limited to the Company's material contribution to the Environmental Condition prior to the Closing Date and shall exclude any of the Company's contribution to such Environmental Condition from and after the Closing Date;

               B. Buyer must make a claim for indemnification against UTA for any Environmental Condition prior to making a claim against Sellers under this Section
          9.2(a)(ii); provided, however, that Sellers shall have no liability to Buyer based upon any such claim against Sellers unless and until UTA has denied Buyer's claim, in whole or in part. In addition, the Representative, on behalf of the Sellers, shall have the right, at its option and expense, to participate in but not to control any negotiation, settlement, mediation, arbitration or litigation with or involving UTA which could impose an indemnification obligation upon Sellers pursuant to this Section 9.2(a)(ii), and Buyer shall provide the Representative with notice of and reasonable opportunity to participate in any such negotiation, settlement, mediation, arbitration or litigation. Buyer shall not enter into any settlement with UTA which might impose any liability upon any Seller without the prior written consent of the Representative, which consent shall not be unreasonably withheld, and no Seller shall have any obligation to indemnify Buyer pursuant to this Section 9.2(a)(ii) unless and until the consent of the Representative is so obtained. If the Representative refuses to consent to any settlement, the matter shall be immediately submitted to binding arbitration under the auspices of the American Arbitration Association in its Southfield, Michigan office under its commercial arbitration rules, with the decision of the arbitrators to be final and binding, and judgment upon the award rendered may, pursuant to MCLA section 600.5001, be entered in any Michigan circuit court.

          (b) Buyer agrees to indemnify and hold each Seller and their respective partners, officers, directors, employees, agents, representatives and other Affiliates (a "Buyer Indemnified Party") harmless to the extent provided in this
Article IX from and against any losses, damages, liabilities, claims, demands, judgments, settlements, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) resulting from or arising out of any breach of any representation or warranty of the Buyer contained in Article V hereof or the non-performance, whether partial or total, of any covenant or agreement of the Buyer contained in this Agreement, in either case to the extent not waived in accordance with this Agreement.

     9.3 THIRD PARTY CLAIMS. Subject to the limitations provided in Sections 9.4 and 9.5 to this Agreement, in case any action shall be brought against an Indemnified Party by any third party with respect to which indemnity may be sought pursuant to this Article IX, the parties so seeking indemnification shall promptly notify the Indemnifying Party in writing of such action and the Indemnifying Party shall, with counsel reasonably satisfactory to the Indemnified Party, assume the defense thereof, including the employment of counsel and payment of all fees and expenses. The Indemnified Party shall have the right to employ separate counsel in such action and to participate in the defense thereof, but, subject to the limitations provided in Sections 9.4 and 9.5 to this Agreement, the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless: (i) the Indemnifying Party has failed to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party or (ii) the Indemnified Party shall have been advised by counsel reasonably satisfactory to the Indemnifying Party that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party. The Indemnifying Party shall not be liable for any settlement of such action effected without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

     9.4 EXCLUSIVE REMEDIES; LIMITATION OF REMEDIES. The indemnities and the specific performance provided for in this
Article IX shall be Buyer's exclusive remedies for or with respect to any Losses. Any claims by Buyer for any Losses, and related indemnification, shall be subject to the following additional limitations:

          (a) No party hereunder shall be entitled to make any claim for indemnification for any Losses after the date or period set forth in Section 9.1; provided, however, that any party may preserve its rights to seek indemnification prior to the end of the applicable periods described above by notifying the Indemnifying Party in writing identifying with reasonable specificity any matter indemnified against under this Article IX which the notifying party reasonably believes is probable of resulting in indemnification based on any then existing set of facts or circumstances known to such party.

          (b) Buyer shall not be entitled to make any claim or claims for any Losses in excess of the Claim Escrow Amount, Buyer's right to indemnification or to recover against any claim for any Losses being hereby expressly limited to the Claim Escrow Account. Further, Buyer hereby expressly agrees that Buyer's sole and exclusive recourse for the satisfaction of all or a portion of such claims for any Losses is limited to the Claim Escrow Account. In addition, except to the extent necessary for Buyer to recover from the Claim Escrow Account, Buyer hereby covenants that it will not commence any action or suit, in law or in equity, against any or all Sellers on account of any action or cause of action arising out of or in connection with any Losses. Sellers' aggregate liability under this Section 9, including amounts expended by Sellers as an Indemnifying Party under
Section 9.3, defending third party claims or otherwise correcting an indemnified matter, will not exceed the Claim Escrow Amount; any amounts so expended by Sellers as an Indemnifying Party under
Section 9.3 or to otherwise correct an indemnified matter will be refunded to the Sellers from the Claim Escrow Account.

          (c) Except for any indemnification claim arising under Sections 3.14 and 4.4 to this Agreement, Sellers shall have no obligation to indemnify Buyer pursuant to this Agreement, unless and until the aggregate of such Losses exceeds $200,000, and if the $200,000 is exceeded, then Buyer shall be entitled to indemnification for, or reimbursement of, all Losses, including the initial $200,000, but otherwise subject to the limitations of this Section 9.4 and Section 9.5 below.

          (d) In determining the Sellers' obligation to indemnify Buyer pursuant to Section 9.2(a), all references in this Agreement or in any certificates delivered in connection herewith to the terms "material," "materiality" or variants thereof shall be disregarded for the purpose of determining the amount of any Loss resulting from any misrepresentation, breach of warranty or non-fulfillment of any covenant.

     9.5 ESCROW. In the event Buyer makes any claim for any Losses, Buyer shall notify the Claim Escrow Agent and the Representative in writing as to both the amount of the alleged
Loss and the specific facts supporting the claim for the Loss. Thereafter, the Representative may either agree with Buyer's claim and notify the Claim Escrow Agent in writing, whereupon the Claim Escrow Agent shall disburse the amount of the claim to Buyer or, alternatively, if the Representative contests the claim, the Representative shall deliver written notice of the contest and of the facts on which it is based to both the Claim
Escrow Agent and Buyer. In the event of such contest, the claim shall be immediately submitted to binding arbitration under the auspices of the American Arbitration Association in its Southfield, Michigan office under its commercial arbitration rules with the decision of the arbitrator(s) to be final and binding, and judgment upon the award rendered by the arbitrator(s) may, pursuant to MCLA section 600.5001, be entered in any Michigan circuit court. The arbitration award shall include the reasonable attorney fees of the prevailing party plus interest to Buyer on any part of the Loss that is allowed at the rate of five
(5%) per cent per annum from the date the claim was originally received by the Representative. In the event the Representative neither approves nor contests a claim within thirty (30) days of its submission to the Representative, such claim shall be irrevocably deemed approved and the Claim Escrow Agent shall disburse the amount of the claim to Buyer. On July 1, 1996, the Escrow Agent shall disburse to the Representative, on behalf of the Sellers, the remaining portion of the Claim Escrow Amount from the Claim Escrow Account, together with any interest or other earnings accrued on or with respect to the Claim Escrow
Amount; provided, however, that if, prior to July 1, 1996, the Escrow Agent receives written notice from Buyer of a claim for Loss, the Escrow Agent shall retain and continue to hold in the Claim Escrow Account that amount which Buyer instructs Escrow
Agent to retain, not to exceed the amount of the claim. In the event that Buyer instructs the Claim Escrow Agent to retain any amount in the Claim Escrow Account pursuant to the immediately preceding sentence, and Buyer and the Representative cannot agree as to what amount, if any, is an amount reasonably necessary to remain in the Claim Escrow Account to satisfy such claim
(including any reductions for the contingent nature of the claim), then the Representative may, at any time while such amounts remain in the Claim Escrow Account, submit to binding arbitration either one or both of the following matters: (i) what amount, if any, is an amount reasonably necessary to remain in the Claim Escrow Account to satisfy such claim of Loss (including any reductions for the contingent nature of the claim), or (ii) a determination as to whether Buyer has or will incur a Loss, whether Buyer is entitled to indemnification for such Loss pursuant to this Agreement, and the amount of such Loss. The matter shall be settled by the arbitrator(s) in Southfield, Michigan, within 50 days of the submission and which arbitrator(s) shall conduct the arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and judgment upon the award rendered by the arbitrator(s) may, pursuant to MCLA section 600.5001, be entered in any Michigan circuit court. Any amount retained by the Escrow Agent after July 1, 1996 shall remain subject to the provisions of this
Section 9.5 and to the provisions of the Claim Escrow Agreement.

     9.6 SPECIFIC PERFORMANCE. Notwithstanding anything contained elsewhere in this Agreement to the contrary, each party acknowledges that the other would be irreparably harmed by any failure to perform each obligation arising under this Agreement and that there may not be adequate remedy at law or in monetary damages alone to compensate the damaged party for any such failure to perform and agrees that each party shall, in addition to any other remedy, be entitled to one or more injunctions requiring specific performance by the nonperforming party, and each party consents to the entry thereof.

     9.7 WAIVER OF CROSS INDEMNITY AND CONTRIBUTION. Each Seller hereby waives any right such Seller (in such capacity, a "Claiming Seller") has or may in the future have to indemnification or contribution, and hereby waives and releases any such other Seller or Sellers from any claim such Claiming Seller may now or in the future have, from or against any other Seller or Sellers for such other Seller's or Sellers' breach of any representation, warranty, agreement, covenant or any other action or inaction which entitles Buyer to an indemnification claim pursuant to this Agreement. Each Seller expressly agrees and acknowledges that each Seller will be entitled to that amount, if any, which is distributed from either the Price Adjustment Escrow Account or the Claim Escrow Account only when and if a distribution is made therefrom and then only in an amount equal to each Seller's pro rata share as determined in accordance with the Irrevocable Durable Power of Attorney attached hereto as Exhibit 2.5.

                            ARTICLE X
                           TERMINATION

     10.1 TERMINATION EVENTS. This Agreement may, by written notice given at or prior to the Closing in the manner hereinafter provided, be terminated and abandoned:

          (a) by the members of the Bain Group, the Investor Group, the Management Group or Buyer if a material default or breach shall be made by another with respect to the due and timely performance of any of such other party's covenants and agreements contained herein, or with respect to the due compliance with any such other party's representations and warranties contained in Articles III and V hereof, as the case may be, and such default cannot promptly be cured and has not been waived;

          (b) by the mutual written consent of all of the members of the Bain Group and Buyer; or

          (c) by either any member of the Bain Group or Buyer if the Closing shall not have occurred, other than through failure of either party to fulfill its obligations hereunder, on or before December 22, 1994, or such later date as may be agreed upon in writing by the parties; provided, however, that neither Buyer nor Seller shall have a right to terminate this Agreement before January 31, 1995, pursuant to this Section 10.1(c), if such right arises out of the continuation of any applicable statutory or regulatory waiting periods, including any extensions thereof, under the HSR Act.

     10.2 EFFECT OF TERMINATION. In the event this Agreement is terminated pursuant to Section 10.1, all further obligations of the parties hereunder shall be terminated, except that the obligations set forth in Section 11.1 shall survive; provided, however, that if this Agreement is so terminated by one party because one or more of the conditions to such party's obligations hereunder is not satisfied as a result of the other party's failure to comply with its obligations under any provision of this Agreement, it is expressly agreed and understood that the terminating party's right to pursue all legal remedies for breach of contract and damages shall also survive such termination unimpaired; provided, further that in the event the party failing to so comply is one of the Sellers, the Buyer shall not pursue any legal remedies (other than specific performance) against the Sellers (except to the extent necessary to recover against the Company), but shall instead pursue any such remedies against the Company, which hereby assumes and agrees to be responsible therefor.

                           ARTICLE XI
                          MISCELLANEOUS

     11.1 EXPENSES. Each party to this Agreement shall pay its own costs and expenses (including all legal, accounting, broker, finder and investment banker fees) relating to this Agreement, the negotiations leading up to this Agreement and the transactions contemplated by this Agreement.

     11.2 AMENDMENT; WAIVER. Any provision of this Agreement may be amended or waived prior to the Closing if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment (except as provided below), by Buyer and all of the members of the Bain Group, or in the case of a waiver or an amendment adversely affecting the interests of any party hereto, then by the party against whom the waiver or amendment is to be effective.

     11.3 ENTIRE AGREEMENT.     This Agreement, including the
Schedules and Exhibits hereto and the agreements referred to herein, contains all of the terms, conditions and representations and warranties agreed upon by the parties relating to the subject matter of this Agreement and supersedes all prior and contemporaneous agreements, negotiation, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

     11.4 HEADINGS. The headings contained in this Agreement are intended solely for convenience of reference and shall not affect the rights of the parties to this Agreement.

     11.5 NOTICES. All notices, requests, demands and other communications made in connection with this Agreement shall be in writing and shall be deemed to have been duly given on the date of delivery, if delivered by hand or by facsimile, transmission to the persons identified below, or three days after mailing if mailed by certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

     If to Bain Group or           Bain Capital
     Representative:               Two Copley Place
                                   Boston, Massachusetts  02116
                                   Facsimile No. (617) 572-3274
                                   Attention:  Robert C. Gay
                                               Paul B. Edgerley
                                               Ronald P. Mika

     With a copy to:               Honigman Miller Schwartz and
                                        Cohn
                                   2290 First National Building
                                   Detroit, Michigan  48226
                                   Facsimile No. (313) 962-0176
                                   Attention: G. Scott Romney
                                             Robert H. Kurnick, Jr.

     If to the Management Group:   Donald Holton
                                   90 Colonel John Gardner Road
                                   Narragansett, Rhode Island
                                        02882

          and to:                  Walter C. Jones
                                   1640 Standish Court
                                   Bloomfield Hills, MI  48302

     With a copy to:               Bodman, Longley & Dahling
                                   755 W. Big Beaver, Suite 2020
                                   Troy, Michigan  48084-4903
                                   Attention:  Terrence B. Larkin

     If to the Investor Group:     To the Persons and at the
                                   addresses attached on Schedule
                                   11.5

     If to Buyer:                  Echlin Inc.
                                   100 Double Beach Road
                                   Branford, Connecticut  06405
                                   Facsimile No. 203/481-6485
                                   Attention: Vice President --
                                              Corporate Development

     With a copy to:               Echlin Inc.
                                   100 Double Beach Road
                                   Branford, Connecticut  06405
                                   Facsimile No. 203/481-6485
                                   Attention:   Secretary

Such addresses may be changed, from time to time, by means of a notice given in the manner provided in this Section.

     11.6 SEVERABILITY. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to this Agreement to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

     11.7 BINDING EFFECT; ASSIGNMENT. This Agreement is binding upon the parties hereto, and no party to this Agreement or any such other Person may assign or delegate, by operation of law or otherwise, all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other parties to this Agreement, which it may withhold in its absolute discretion, except that Buyer may assign its rights and obligations hereunder to any Affiliate of Buyer.

     11.8 NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement shall confer any rights upon any person or entity which is not a party or any assignee of a party to this Agreement.

     11.9 COUNTERPARTS. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.

     11.10 GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan applicable to contracts made and to be wholly performed in such state.

     11.11 COST OF LITIGATION. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with this Agreement or the transactions contemplated hereby, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other reasonable costs incurred in any such action or proceeding, in addition to any other relief to which it or they may be entitled subject to Article IX; provided, however, in the event the Buyer would otherwise be entitled to recover litigation costs from one or more of the Sellers, the Buyer agrees to recover not from the Sellers but from the Company, which hereby assumes and agrees to be responsible therefor (or, in the event any dispute occurs after the Closing, then from the Claim Escrow Account, subject to Sections 9.4 and 9.5).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written.


                  ECHLIN INC.

                  By: /s/ Thomas P. Marchese
                      ----------------------
                  Its:  Asst. Vice President Corporate Development
                        ------------------------------------------

                  TYLER CAPITAL FUND, L.P.

                  By: /s/ Paul B. Edgerley
                      --------------------
                  Its: General Partner of Bain Venture Capital
                       ---------------------------------------

                  TYLER MASSACHUSETTS, L.P.

                  By: /s/ Paul B. Edgerley
                      --------------------

                  Its: General Partner of Bain Venture Capital
                       ---------------------------------------
                  TYLER INTERNATIONAL L.P. - II

                  By: /s/ Paul B. Edgerley
                      --------------------

                  Its: General Partner of Bain Venture Capital
                       ---------------------------------------

                  BCIP ASSOCIATES

                  By: /s/ Paul B. Edgerley
                      --------------------

                  Its: General Partner
                       ---------------

                  BCIP TRUST ASSOCIATES, L. P.

                  By: /s/ Paul B. Edgerley
                      --------------------

                  Its: General Partner
                       ---------------

(Signatures continued)

                  /s/ Donald Holton
                  -----------------
                  DONALD HOLTON

                  /s/ Walter C. Jones
                  -------------------
                  WALTER C. JONES

                  /s/ W. McComb Dunwoody
                  ----------------------
                  W. MCCOMB DUNWOODY

                  /s/ Michael L. George
                  ---------------------
                  MICHAEL L. GEORGE

                  GEORGE GROUP EMPLOYEE PARTNERS

                  By: /s/ Michael L. George
                      ---------------------
                  Its: Managing Partner
                       ----------------

                  /s/ Andrew M. Krauss
                  --------------------
                  ANDREW M. KRAUSS

                  JACKSON NATIONAL LIFE INSURANCE CO.

                  By: /s/P. B. Pheffer
                      ------------------
                  Its: Senior Vice President & CFO
                       -----------------

     By executing this Agreement in the space provided below, the Company agrees to be bound by the terms of Section 10.2 and 11.11 of the Agreement. The Company is not otherwise a party to this Agreement.

                  PREFERRED TECHNICAL GROUP
                  INTERNATIONAL, INC.

                  By:  /s/ Donald Holton
                       -----------------
                  Its: President
                       ---------

                           EXHIBIT 2.2

                  ADJUSTMENT TO PURCHASE PRICE


     SECTION 1. As used herein, "Target Net Book Value" shall be equal to $85,500,000.00. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Purchase Agreement.

     SECTION 2. As promptly as practicable, but in no event later than ninety (90) days after the Closing Date, the Company will prepare a balance sheet of the Company, and the Detroit office of Price Waterhouse shall audit the balance sheet of the Company, as of the close of business on the Closing Date (the "Closing Balance Sheet") for the purpose of establishing Closing Net Book Value and will deliver the Closing Balance sheet to the Representative and to the Buyer. "Closing Net Book Value" shall mean the Company's assets (but specifically excluding, to the extent included in the Closing Balance Sheet, deferred registration, debt issuance costs and any loans to officers of the Company for the purchase of stock) minus its liabilities (other than the amount of the Bank Loans and the Poole Note, and any accrued and unpaid interest or other charges with respect thereto, and specifically treating the Preferred Stock, and any accrued and unpaid dividends thereon, as equity and not as a liability), which will include an accrual for one-half of the cost of the audit, in each case as reflected on the Closing Balance Sheet. The Closing Balance Sheet shall be prepared based on the results of the physical inventory taken by the Company on November 28, 1994 and rolled forward to the Closing Date. The Closing Balance Sheet and the determination of Closing Net Book Value shall (w) reflect the assets and liabilities of the Company as of the close of business on the Closing Date, (x) exclude the effect of the purchase by the Buyer of the Shares, the redemption of the Preferred Stock, the redemption of the Class P Stock and the termination of the Options, all pursuant to the terms of the Purchase Agreement, (y) not take into effect purchase accounting in preparing the Closing Balance Sheet, and (z) otherwise be prepared or made, as the case may be, in accordance with GAAP; provided that to the extent consistent and in accordance with GAAP, all accounting principles (including all practices and valuation and estimation methodologies) utilized in connection with the preparation of the Company's Balance Sheet at June 25, 1994, shall be utilized in connection with the preparation of the Closing Balance Sheet and the determination of Closing Net Book Value.

     SECTION 3.

     (a) If Closing Net Book Value equals or exceeds Target Net Book Value, then the Purchase Price shall be adjusted upward on a dollar-for-dollar basis equal to the amount by which the Closing Net Book Value exceeds the Target Net Book Value. In such event, and to the extent not disputed by the Representative or the Buyer, Buyer and the Representative will, after the expiration of 30 days after the determination of Closing Net Book Value (or earlier, if the parties agree as to Closing Net Book Value before expiration of such 30 day period), instruct the Price Adjustment Escrow Agent to disburse the entire Price Adjustment Escrow Amount, plus any accrued interest or other earnings thereon, from the Price Adjustment Escrow Account to the Representative, on behalf of Sellers, in amounts and to accounts as designated by the Representative. In addition, and to the extent not disputed by the Representative or the Buyer, the Buyer shall within thirty days of the determination of the Closing Net Book Value (or earlier, if the parties agree as to Closing Net Book Value before expiration of such 30 day period) pay to the Representative, on behalf of the Sellers, by wire transfer of immediately available funds, in amounts and to accounts designated by the Representative, an amount equal to the difference between (i) the Closing Net Book Value, minus (ii) the Target Net Book Value, together with interest on such amount at the per annum rate of five percent (5%); provided, however, that in no event shall the amount paid pursuant to the immediately preceding clause exceed an amount equal to $11,400,000.

     (b) If Closing Net Book Value is less than Target Net Book Value, then the Purchase Price shall be adjusted downward on a dollar-for-dollar basis equal to the amount by which the Target Net Book Value exceeds the Closing Net Book Value. To the extent not disputed by the Representative or the Buyer, Buyer and the Representative will, after the expiration of 30 days after the determination of Closing Net Book Value (or earlier, if the parties agree as to Closing Net Book Value before expiration of such 30 day period), instruct the Price Adjustment Escrow Agent to disburse the Price Adjustment Escrow Amount from the Price Adjustment Escrow Account as follows: (i) if the Price Adjustment Escrow Amount equals or is less than the amount by which the Target Net Book Value exceeds the Closing Net Book Value, then the Price Adjustment Escrow Agent shall disburse the entire amount of the Price Adjustment Escrow Amount, together with any interest or other earnings thereon to the Buyer and Buyer shall be entitled to no further payments from any Seller, or (ii) if the Price Adjustment Escrow Amount is more than the amount by which the Target Net Book Value exceeds the Closing Net Book Value, then the Price Adjustment Escrow Agent shall disburse the amount by which the Target Net Book Value exceeds the Closing Net Book Value, together with any interest or other earnings attributable to such amount, from the Price Adjustment Escrow Account to the Buyer and the remaining amount in the Price Adjustment Escrow Account (inclusive of any interest or other earnings attributable to such amount) shall be distributed to the Representative, on behalf of the Sellers, in amounts and to accounts designated by the Representative.

     SECTION 4. If either the Representative or the Buyer disagrees with any items on the Closing Balance Sheet, the objecting party shall notify the other party in writing of such disagreement within thirty (30) days after delivery of the determination of Closing Net Book Value (such written notice setting forth the basis for such disagreement in reasonable detail). The Buyer and the Representative shall thereafter negotiate in good faith to resolve any such disagreements. If the Buyer and the Representative are unable to resolve any such disagreements with thirty (30) days after delivery of such notice, the Buyer and the Representative shall select an Auditor to resolve the disagreements in accordance with Section 5 below.

     SECTION 5. The "Auditor" shall be an independent nationally-recognized certified public accounting firm mutually selected by the Buyer and the Representative, on behalf of the Sellers; provided, however, that if the Buyer and the Representative, are unable to mutually agree upon an Auditor within ten (10) days, the Buyer and the Representative shall, within five (5) days thereafter, select one of the "big six" accounting firms by lot (after the Buyer and the Representative each exclude one such accounting firm) solely to resolve the individual disputed line items. The Buyer and the Representative shall use their best efforts to cause the Auditor to resolve all disagreements over individual line items within thirty (30) days after such selection. In resolving any disputed items, the Auditor may not assign a value to such item greater than the greatest value for such item claimed by either party or less than the smallest value therefor claimed by either party. The resolution of such disagreements by the Auditor shall be final and binding on all of the parties hereto and may be specifically enforced by legal proceedings, and, pursuant to MCLA Section 600.5001, the parties agree that a judgment of any Michigan circuit court may be rendered upon the resolution rendered by the Auditor pursuant to this Section. The fees and expenses of the Auditor shall be shared equally by the Buyer and the Sellers.

                         EXHIBIT 2.3(A)

                PRICE ADJUSTMENT ESCROW AGREEMENT


     THIS AGREEMENT is made as of December 16, 1994, by and among Echlin Inc., a Connecticut Corporation ("Buyer"), _____________ (the "Escrow Agent") and Bain Capital, Inc., a __________ corporation, not individually, but as representative (the "Representative") of holders of equity securities issued by Preferred Technical Group International, Inc. ("PTGI"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Stock Purchase Agreement, dated December __, 1994, by and between Buyer and the Stockholders of PTGI (the "Purchase Agreement").


                            RECITALS

     To account for any potential change to the purchase price of the Shares, on the Closing Date Buyer shall deposit $11,400,000, the Price Adjustment Escrow Amount, into the Price Adjustment Escrow Account with the Escrow Agent, and such escrow shall be held and distributed by the Escrow Agent in accordance with the terms of this Price Adjustment Escrow Agreement (the "Escrow Agreement").

     Therefore, the parties agree as follows:

     1.   RECEIPT AND INVESTMENT OF ESCROW FUND.

          1.1 RECEIPT OF ESCROW FUND. Simultaneously with the execution of this Escrow Agreement Buyer has deposited with the Escrow Agent the Price Adjustment Escrow Amount into the Price Adjustment Escrow Account, receipt of which shall be acknowledged in writing by the Escrow Agent to the Representative and Buyer (this amount, together with all interest on earnings thereon, are referred to as the "Escrow Fund").

          1.2 INVESTMENT. Insofar it is reasonably practicable, the Escrow Agent shall invest the Price Adjustment Escrow Amount as mutually agreed to by the Buyer and the Representative and as directed in writing by the Buyer and the Representative to the Escrow Agent. The Escrow Agent will have no responsibility for (a) any diminution in the Escrow Fund or (b) any delay in distributing all or part of the Escrow Fund caused by or resulting from any investment made pursuant to this Escrow Agreement.

     2.   DISPOSITION OF ESCROW FUND.

          2.1 DISTRIBUTION OF ESCROW FUND. The Escrow Agent shall disburse the Escrow Fund in amounts, manner and accounts designated by the joint written instructions of the Representative and Buyer, or, if applicable, the decision of the Auditor pursuant to Exhibit 2.2 to the Purchase
     Agreement.

          2.2 ESCROW AGENT FEES. Each distribution by the Escrow Agent hereunder shall be reduced by the amount of any fees of the Escrow Agent for its services accrued hereunder but unpaid through the date of such distribution with 50% of the fee payable by the Sellers and the remaining 50% payable by Buyer.

     3. DUTIES OF THE ESCROW AGENT. The Escrow Agent will perform only such duties as are specifically set forth in this Escrow Agreement and may conclusively rely and will be protected in acting or refraining from acting, upon any written notice, certificate, instrument or signature believed by him to be duly genuine and to have been signed or presented by the proper party or parties duly authorized to do so. The Escrow Agent shall not be charged with knowledge of any fact or condition, unless he has actually received written notice thereof from one of the parties hereto or their authorized representative clearly referring to this Escrow Agreement. The Escrow Agent will not be liable for
(a) any action taken or omitted by it in good faith and in accordance with advice of counsel (which counsel may be the Escrow Agent's counsel) or (b) any mistake of facts or error of judgment or for any acts or omissions of any kind unless caused by his willful misconduct or gross negligence. Buyer and Sellers will, jointly and severally, indemnify the Escrow Agent and hold him/her harmless against any and all liabilities incurred by him/her under this Escrow Agreement, except for liabilities incurred by the Escrow Agent resulting from his/her own negligent or willful action or inaction.

     4. DISPUTES. In the event of any dispute with respect to the disposition of all or part of the Escrow Fund, the Escrow Agent shall not be obligated to disburse the disputed portion thereof nor shall the Escrow Agent be required to commence any action against any party hereto and the Escrow Agent may, in its discretion, deposit all funds held by it under this Escrow Agreement with a court of competent jurisdiction.

     5. ACCOUNTING. The Escrow Agent shall under no circumstances be compelled to furnish a formal accounting hereunder except as requested by the Representative or Buyer.

     6. EXPENSES. All reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in the performance of his/her duties hereunder maybe subtracted from the Escrow Fund from time to time at the Escrow Agent's discretion.

     7. MODIFICATION. This Escrow Agreement may not be altered or modified without the express written consent of Sellers, Buyer and the Escrow Agent.

     8. AUTHORITY TO DIRECT ESCROW AGENT. The following individuals are hereby authorized to issue written directions to the Escrow Agent with respect to the payment and distribution of the Escrow Fund on behalf of Sellers and Buyer:

          Representative:          Paul B. Edgerley
                                   Robert C. Gay
                                   Ronald P. Mika

          Buyer:                   Any officer of Buyer

     9. LAW TO GOVERN. This Escrow Agreement will be governed by and construed in accordance with the laws of the State of Michigan.

     IN WITNESS WHEREOF, this Escrow Agreement has been executed by the parties as of the date first above written.



ESCROW AGENT:                      REPRESENTATIVE:

_________________________          BAIN CAPITAL, INC.

By:______________________          By: _____________________

Its: ____________________          Its: ____________________


                                   BUYER:

                                   ECHLIN INC.

                                   By: _____________________

                                   Its: ____________________

                         EXHIBIT 2.3(B)

                     CLAIM ESCROW AGREEMENT


     THIS AGREEMENT is made as of December 16, 1994, by and among Echlin Inc., a Connecticut corporation ("Buyer"), _____________ (the "Escrow Agent") and Bain Capital, Inc., a __________ corporation, not individually, but as representative (the "Representative") of holders of equity securities issued by Preferred Technical Group International, Inc. ("PTGI"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Stock Purchase Agreement, dated December __, 1994, by and between Buyer and the Stockholders of PTGI (the "Purchase Agreement").


                            RECITALS

     To indemnify the Seller Indemnified Parties against possible claims for Losses brought by Buyer, on the Closing Date, Buyer shall deposit $7,600,000, the Claim Escrow Amount, into the Claim Escrow Account and disbursements from the Claim Escrow Account shall be made pursuant to this Claim Escrow Agreement ("Escrow Agreement").

     Therefore, the parties agree as follows:

     1.   RECEIPT AND INVESTMENT OF ESCROW FUND.

          1.1 RECEIPT OF ESCROW FUND. Simultaneously with the execution of this Escrow Agreement Buyer has deposited with the Escrow Agent the Claim Escrow Amount, receipt of which shall be acknowledged in writing by the Escrow Agent to the Representative and Buyer (this amount, together with all interest on earnings thereon, are referred to as the "Escrow Fund").

          1.2 INVESTMENT. Insofar it is reasonably practicable, the Escrow Agent shall invest the Claim Escrow Amount as mutually agreed to by the Buyer and the Representative and as directed in writing by the Representative to the Escrow Agent. The Escrow Agent will have no responsibility for (a) any diminution in the Escrow Fund or (b) any delay in distributing all or part of the Escrow Fund caused by or resulting from any investment made pursuant to this Escrow Agreement.

     2.   DISPOSITION OF ESCROW FUND.

          2.1 ESCROW. In the event Buyer makes any claim for any Losses, Buyer shall notify the Claim Escrow Agent and the Representative in writing as to both the amount of the alleged Loss and the specific facts supporting the claim for the Loss. Thereafter, the Representative may either agree with Buyer's claim and notify the Claim Escrow Agent in writing, whereupon the Claim Escrow Agent shall disburse the amount of the claim to Buyer or, alternatively, if the Representative contests the claim, the Representative shall deliver written notice of the contest and of the facts on which it is based to both the Claim Escrow Agent and Buyer.
     In the event of such contest, the claim shall be immediately submitted to binding arbitration under the auspices of the American Arbitration Association in its Southfield, Michigan office under its commercial arbitration rules with the decision of the arbitrator(s) to be final and binding, and judgment upon the award rendered by the arbitrator(s) may, pursuant to MCLA section 600.5001, be entered in any Michigan circuit court. The arbitration award shall include the reasonable attorney fees of the prevailing party plus interest to Buyer on any part of the Loss that is allowed at the rate of five (5%) per cent per annum from the date the claim was originally received by the Representative. In the event the Representative neither approves nor contests a claim within thirty (30) days of its submission to the Representative, such claim shall be irrevocably deemed approved and the Claim Escrow Agent shall disburse the amount of the claim to Buyer. On July 1, 1996, the Escrow
     Agent shall disburse to the Representative, on behalf of the Sellers, the remaining portion of the Claim Escrow Amount from the Claim Escrow Account, together with any interest or other earnings accrued on or with respect to the Claim
     Escrow Amount; provided, however, that if, prior to July 1, 1996, the Escrow Agent receives written notice from Buyer of a claim for Loss, the Escrow Agent shall retain and continue to hold in the Claim Escrow Account that amount which Buyer instructs Escrow Agent to retain, not to exceed the amount of the claim. In the event that Buyer instructs the Claim
     Escrow Agent to retain any amount in the Claim Escrow
     Account pursuant to the immediately preceding sentence, and Buyer and the Representative cannot agree as to what amount, if any, is an amount reasonably necessary to remain in the Claim Escrow Account to satisfy such claim (including any reductions for the contingent nature of the claim), then the Representative may, at any time while such amounts remain in the Claim Escrow Account, submit to binding arbitration either one or both of the following matters: (i) what amount, if any, is an amount reasonably necessary to remain in the Claim Escrow Account to satisfy such claim of Loss
     (including any reductions for the contingent nature of the claim), or (ii) a determination as to whether Buyer has or will incur a Loss, whether Buyer is entitled to indemnification for such Loss pursuant to this Agreement, and the amount of such Loss. The matter shall be settled by the arbitrator(s) in Southfield, Michigan, within 50 days of the submission and which arbitrator(s) shall conduct the arbitration in accordance with the Commercial Arbitration
     Rules of the American Arbitration Association and judgment upon the award rendered by the arbitrator(s) may, pursuant to MCLA section 600.5001, be entered in any Michigan circuit court. Any amount retained by the Escrow Agent after July 1, 1996 shall remain subject to the provisions of this Section 2.1 and to the applicable provisions of the Purchase Agreement.

          2.2 ESCROW AGENT FEES. Each distribution by the Escrow Agent hereunder shall be reduced by the amount of any fees of the Escrow Agent for its services accrued hereunder but unpaid through the date of such distribution with 50% of the fee payable by the Sellers and the remaining 50% payable by Buyer.

     3. DUTIES OF THE ESCROW AGENT. The Escrow Agent will perform only such duties as are specifically set forth in this Escrow Agreement and may conclusively rely and will be protected in acting or refraining from acting, upon any written notice, certificate, instrument or signature believed by it to be duly genuine and to have been signed or presented by the proper party or parties duly authorized to do so. The Escrow Agent shall not be charged with knowledge of any fact or condition, unless it has actually received written notice thereof from one of the parties hereto or their authorized representative clearly referring to this Escrow Agreement. The Escrow Agent will not be liable for
(a) any action taken or omitted by it in good faith and in accordance with advice of counsel (which counsel may be the Escrow Agent's counsel) or (b) any mistake of facts or error of judgment or for any acts or omissions of any kind unless caused by its willful misconduct or gross negligence. Buyer and Sellers will, jointly and severally, indemnify the Escrow Agent and hold it harmless against any and all liabilities incurred by it under this Escrow Agreement, except for liabilities incurred by the Escrow Agent resulting from its own negligent or willful action or inaction.

     4. DISPUTES. In the event of any dispute with respect to the disposition of all or part of the Escrow Fund, the Escrow Agent shall not be obligated to disburse the disputed portion thereof nor shall the Escrow Agent be required to commence any action against any party hereto and the Escrow Agent may, in its discretion, deposit all funds held by it under this Escrow Agreement with a court of competent jurisdiction.

     5. ACCOUNTING. The Escrow Agent shall under no circumstances be compelled to furnish a formal accounting hereunder except as requested by the Representative or Buyer.

     6. EXPENSES. All reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in the performance of its duties hereunder maybe subtracted from the Escrow Fund from time to time at the Escrow Agent's discretion.

     7. MODIFICATION. This Escrow Agreement may not be altered or modified without the express written consent of the Representative, Buyer and the Escrow Agent.

     8. AUTHORITY TO DIRECT ESCROW AGENT. The following individuals are hereby authorized to issue written directions to the Escrow Agent with respect to the payment and distribution of the Escrow Fund on behalf of the Sellers and Buyer:

          Representative:          Paul B. Edgerley
                                   Robert C. Gay
                                   Ronald P. Mika

          Buyer:                   Any officer of Buyer

     9. LAW TO GOVERN. This Escrow Agreement will be governed by and construed in accordance with the laws of the State of Michigan.

     IN WITNESS WHEREOF, this Escrow Agreement has been executed by the parties as of the date first above written.


ESCROW AGENT:                      REPRESENTATIVE:

_________________________          BAIN CAPITAL, INC.

By: _____________________          By: _____________________

Its: ____________________          Its: ____________________


                                   BUYER:

                                   ECHLIN INC.

                                   By: _____________________

                                   Its: ____________________

                           EXHIBIT 2.4

                FORM OF RESOLUTIONS RE: OPTIONS,
          PREFERRED STOCK, CLASS P STOCK AND BANK LOANS

                           EXHIBIT 2.5

              IRREVOCABLE DURABLE POWER OF ATTORNEY


     The undersigned hereby appoint Bain Capital, Inc., a Delaware corporation, as their attorney-in-fact ("Agent") and vest Agent with such powers as are specifically set forth herein.
Agent shall have no powers, duties or responsibilities except those expressly set forth herein.

     A. Agent's Powers. The undersigned grant to Agent the following powers to be exercised in their names and for their benefits:

          1. General Grant of Power. To exercise or perform any act, power, duty, right or obligation whatsoever that the undersigned now have or may hereafter acquire, relating to any person, matter, transaction or property, real or personal, tangible or intangible, now owned or hereafter acquired by the undersigned in connection with the performance of the terms and conditions of the Stock Purchase and Sale Agreement, dated December __, 1994, among Echlin Inc. and certain of the undersigned (the "Stock Purchase Agreement"), as specified in
Section 2.5 of the Stock Purchase Agreement, which is incorporated herein (collectively, "Performance of Stock Purchase Agreement"). The undersigned grant to Agent full power and authority to do everything necessary in exercising any of the powers herein granted as fully as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that Agent shall lawfully do or cause to be done by virtue of this power of attorney and the powers herein granted. Notwithstanding anything herein to the contrary, the Agent shall have no power to amend or modify the terms of the Stock Purchase Agreement or any other agreement executed and delivered in connection therewith without the prior written consent of each person or entity which or who is a party to such other agreement or agreements.

          2.   Collection Powers.

               (a) In connection with the Performance of the Stock Purchase Agreement, to forgive, request, demand, sue for, recover, collect, receive, hold all such sums of money, debts, dues, commercial paper, checks, drafts, accounts, stock certificates, and proceeds, all documents of title, all property, real or personal, intangible or tangible property and property rights, and demands whatsoever, liquidated or unliquidated, now or hereafter owned by, or due, owing, payable or belonging to, the undersigned or in which the undersigned have or may hereafter acquire an interest including any disbursements from the Price Adjustment Escrow Account and the Claim Escrow Account (as each term is defined in Section 2.4 of the Stock Purchase Agreement); to have, use and take all lawful means and equitable and legal remedies and proceedings in their name for the collection and recovery thereof; and to adjust, sell, compromise and agree for the same, and to execute and deliver for the undersigned, on their behalf, and in their name, all endorsements, releases, receipts or other sufficient discharges for the same.

               (b) In connection with the performance of its duties hereunder, Agent shall promptly distribute all sums received by it in connection with the Stock Purchase Agreement and the consummation of the transactions contemplated therein to the persons or entities listed on Exhibit A attached hereto, in the percentages specified in such Exhibit.

          3. Settlement Powers. In connection with the Performance of the Stock Purchase Agreement, to adjust, settle, compromise or submit to arbitration any accounts, debts, claims, demands, disputes or matters which are now subsisting or may hereafter arise between the undersigned and any other person or persons, or in which any property, right, title, interest or estate belonging to or claims by the undersigned may be concerned.

     B. Liability of Agent. Neither Agent nor any of its partners, managers, employees, officers, directors, agents, attorneys or affiliates shall be liable for any action taken or omitted by any of them on behalf of the undersigned, hereunder or under the Stock Purchase Agreement, except for its, his or her own gross negligence or willful misconduct, or be responsible for the validity of this power of attorney.

     C.   Interpretation and Governing Laws.  The provisions of
Section 11.10 of the Stock Purchase Agreement are incorporated herein.

     D. Disability of Principal. This power of attorney shall not be affected by any of the undersigned's disability. The authority of the undersigned's Agent shall be exercisable notwithstanding the undersigned's later disability or incapacity or later uncertainty as to whether any of the undersigned is alive. Any act done by Agent during any period of any of the undersigned's disability or incompetency or during any period of uncertainty as to whether any of the undersigned is alive shall have the same effect as though the undersigned were alive, competent and not disabled, and shall inure to the benefit of and bind the undersigned, or their respective heirs, devisees and personal representatives.

     E. Termination. This power of attorney shall terminate upon the payment of all amounts due to the undersigned, and the performance of all obligations by all of the respective parties, under the Stock Purchase Agreement.

     F. Waiver of Cross Indemnity and Contribution. The undersigned each hereby waives any right such person (in such capacity, a "Claimant") has or may in the future have to indemnification or contribution, and hereby waives and releases the Agent and each other of the undersigned (in such capacity, the "Defending Seller") from any claim such Claimant may now or in the future have, from or against the Defending Seller for the Defending Seller's breach of any representation, warranty, agreement, covenant or any other action or inaction which entitles Echlin Inc. to an indemnification claim pursuant to the Stock Purchase Agreement. Each of the undersigned expressly agrees and acknowledges that each of the undersigned will be entitled to that amount, if any, which is distributed from either the Price Adjustment Escrow Account or the Claim Escrow Account (as each such term is defined in the Stock Purchase Agreement) only when and if a distribution is made therefrom and then only in an amount of such of the undersigned's pro rata share as determined in accordance with Section 2(b) above.

     G. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.

     H. Amendment and Revocation. This power of attorney may not be amended, modified or revoked by any of the undersigned at any time.

     The undersigned has signed and delivered this Irrevocable
Durable Power of Attorney this         day of  December, 1994.


                              -------------------------
                              Tyler Capital Fund, L.P.

                              -------------------------
                              Tyler Massachusetts, L.P.

                              -------------------------
                              Tyler International L.P. - II

                              -------------------------
                              BCIP Associates

                              -------------------------
                              BCIP Trust Associates, L.P.

                              -------------------------
                              Donald Holton

                              -------------------------
                              Walter C. Jones

                              -------------------------
                              W. McComb Dunwoody

                              -------------------------
                              Michael L. George

                              -------------------------
                              George Group Employee Partners

                              -------------------------
                              Andrew M. Krauss

                              -------------------------
                              Jackson National Life Insurance
                                   Company

                              -------------------------
                              McKaCo Trust

                              -------------------------
                              Peter Pappas

                              -------------------------
                              James Canfield

                              -------------------------
                              Dennis Agusti

                              -------------------------
                              Richard Wood

                              -------------------------
                              Alan Berecky

                              -------------------------
                              Noreta Davis

                              -------------------------
                              Michael Holton

                              -------------------------
                              William Augustine

                              -------------------------
                              Jack Dawson

                              -------------------------
                              Mike Meyer

                              -------------------------
                              Dave Shannon

                              -------------------------
                              Stephen Wittig

                              -------------------------
                              Keith Allman

                              -------------------------
                              Tim Maag

                              -------------------------
                              Tim Fleming

                              -------------------------
                              Art Espey

                              -------------------------
                              Mitch Aiello

                              -------------------------
                              Ken Lloyd

                              -------------------------
                              Andy Bacon

                              -------------------------
                              Brian Quinn

                              -------------------------
                              Dave Peterson

                              -------------------------
                              Pete Smith

                              -------------------------
                              Sandy Galloway

                              -------------------------
                              Al Bostain

                              -------------------------
                              Ron Kott

                              -------------------------
                              Jeffrey Hunter

                              -------------------------
                              Todd Peters

                              -------------------------
                              Grant Beard

                           EXHIBIT 8.5

                           POOLE NOTE


     This instrument is subject to the Subsidiary
     Intercreditor Agreement dated as of May 7, 1993, as amended on October 17, 1994, among Multitec-PTG, Inc., Preferred Technical Group, Inc., H. Tate Poole, Jr., MEI, Inc., Jackson National Life Insurance Company, and NBD Bank, N.A., which, among other things, contains provisions subordinating the obligations of the maker hereof to holder hereof to the maker's obligations to the holders of the Lender Obligations (as defined in said Agreement), to which provisions the holder of this instrument, by acceptance hereof, agrees.


           FIRST AMENDED AND RESTATED PROMISSORY NOTE


$4,000,000.00                                Brandon, Mississippi
Maturity Date:  January 3, 1995              October  17, 1994

     FOR VALUE RECEIVED, the undersigned promises to pay to the order of H. TATE POOLE, JR. ("Lender"), at 103 Rosewood, Brandon, Mississippi 39042, or at such other place as the holder of this Note may from time to time designate in writing, the principal sum of FOUR MILLION DOLLARS ($4,000,000.00), together with interest on the unpaid principal balance of this Note until final payment in full of this Note, on the basis of a year of 360 days for the actual number of days elapsed, at the LIBOR Rate of interest (as defined below) plus 2.5 percent (the "Applicable Rate"). Payment of principal along with accrued and unpaid interest under this Note will be due and payable on January 3, 1995.

     In lieu of the statutory late fee, the undersigned agrees that if the principal and interest due under this Note are not paid when due and remain unpaid for a period of fifteen (15) consecutive calendar days, then the Applicable Rate shall automatically, without notice to the undersigned, be the LIBOR Rate plus 4.5 percent during the period in which the undersigned is in default of its obligations under this Note.

     As used herein, the term "LIBOR Rate" shall mean, at any date of calculation, the "Eurodollar Rate" as calculated pursuant to the Credit Agreement, dated as of October 15, 1992, as amended and as may be amended from time to time, by and between Preferred Technical Group, Inc., and NBD Bank, N.A., even if such Credit Agreement is terminated.

     Principal of and interest on this Note will be payable in lawful money of the United States of America. The undersigned will pay all costs of collection and enforcement of this Note including reasonable attorneys fees and court costs. This Note shall not be prepaid prior to the Maturity Date.

     This Note is issued in connection with the Settlement Agreement (the "Settlement Agreement"), of even date herewith, among Lender, MEI, Inc. and the undersigned and certain other entities, and is subject to the terms and conditions contained therein.

     Any notice to the undersigned provided for in this Note shall be given by mailing such notice by certified mail addressed to the undersigned at the address stated below, or to such other address as the undersigned may designate by notice to the holder hereof. Any notice to the holder hereof shall be given by mailing such notice by certified mail, return receipt requested, to the holder hereof at the address stated in the first paragraph of this Note, or at such other address as may have been designated by notice to the undersigned.

     The undersigned, and all endorsers and guarantors, hereby severally waive valuation and appraisement, presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note, and expressly agrees that the maturity of this Note, or any payment hereunder, may be extended from time to time without in any way affecting the liability of the undersigned or said endorsers or guarantors.

     This Note is issued in exchange and substitution for the Note payable by the Company to the Lender in the amount of $4,000,000.00 and evidences the same liabilities and obligations under such Note plus additional liabilities and obligations.

     This Note, made in the State of Mississippi, shall be governed and construed according to the internal laws of Mississippi.

                                   MULTITEC-PTG, INC.,
                                   a Delaware corporation


                                   By: _____________________

                                   Its: ____________________



Address for Notice:
2044 Austin
Rochester Hills, Michigan 48309
Attn: Chief Financial Officer